COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC. (PISHX)

Supplement dated March 1, 2024 to

Summary Prospectus and Prospectus dated March 1, 2024

William F. Scapell has announced his intention to retire from Cohen & Steers Capital Management, Inc. on August 1, 2024. Effective August 1, 2024, William F. Scapell will no longer serve as a portfolio manager to the Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the “Fund”) and Elaine Zaharis-Nikas will assume lead portfolio manager responsibilities for the Fund.

Prior to August 1, 2024, the following is considered to be part of the “Investment Management – Portfolio Managers” section on pg. 11 of the Summary Prospectus and Prospectus:

The Fund’s portfolio managers are:

William F. Scapell – Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since inception.

Prior to August 1, 2024, the following is considered to be part of the “Management of the Fund – Portfolio Managers” section on pg. 34 of the Prospectus:

The Fund’s portfolio managers are:

William F. Scapell – Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Fixed Income and Preferred Securities investment team. Mr. Scapell is a Chartered Financial Analyst charterholder. He is based in New York.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

PISHSSPRO – 3.1.2024